SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2012

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300

Princeton, NJ  08540

(609) 514-4744

(Address including zip code and telephone

number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 16, 2012, Derma Sciences, Inc. (the “Company”) and ME Merger Sub Inc., its wholly owned subsidiary, completed the acquisition of MedEfficiency, Inc. (“MedEfficiency”), as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2012 (the “Original 8-K”). This Amendment No. 1 to the Original 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which were excluded from the Original 8-K filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements for MedEfficiency as of December 31, 2011 and for the year then ended, and the notes related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The unaudited financial statements of MedEfficiency as of March 31, 2012 and 2011 and for each of the three month periods then ended, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 of the Company and MedEfficiency, and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 of the Company and MedEfficiency, and the notes related thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d) The following exhibits are included with this report:

Exhibit
Number	Description

23.1±	Consent of GHP Horwath, P.C., Independent Auditors
99.1*	Press Release, dated April 17, 2012
99.2±	Audited financial statements of MedEfficiency, Inc. as of December 31, 2011 and for the year then ended, and the notes related thereto.
99.3±	Unaudited financial statements of MedEfficiency, Inc. as of March 31, 2012 and 2011 and for each of the three month periods then ended, and the notes related thereto.
99.4±	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 of Derma Sciences, Inc. and MedEfficiency, Inc. and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 of Derma Sciences, Inc. and MedEfficiency, Inc., and the notes related thereto.

* Previously filed.

± Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA Vice President and Chief Financial Officer

Date:  June 29, 2012

EXHIBIT INDEX

Exhibit
Number	Description

23.1±	Consent of GHP Horwath, P.C., Independent Auditors
99.1*	Press Release, dated April 17, 2012
99.2±	Audited financial statements of MedEfficiency, Inc. as of December 31, 2011 and for the year then ended, and the notes related thereto.
99.3±	Unaudited financial statements of MedEfficiency, Inc. as of March 31, 2012 and 2011 and for each of the three month periods then ended, and the notes related thereto.
99.4±	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 of Derma Sciences, Inc. and MedEfficiency, Inc. and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 of Derma Sciences, Inc. and MedEfficiency, Inc., and the notes related thereto.

* Previously filed.

± Filed herewith.